Exhibit 3.1.1

Articles of Incorporation

ARTICLES OF INCORPORATION              Entity # E0054922006-4

(Pursuant to NRS 78)                                       Document Number: 20060045701-65

                                                                        Date Filed:  1/26/2006 4:18:14 PM

                                                                        In the office of :

                                                                        /s/ Dean Heller
                                                                        Dean Heller
                                                                        Secretary of State

1.      NAME OF CORPORATION:  GRYPHON OIL & GAS, INC.

2.      RESIDENT AGENT NAME AND STREET ADDRESS:
         (must be a Nevada address where process may be served)

Name of Resident Agent:        CSC Services of Nevada, Inc.
Street Address:                       502 East John St. Carson City, NV 89706

3.      SHARES:  (number of shares corporation authorized to issue)

Number of shares with par value: 100,000,000  Par value: $0.001

No.without par value:  ____

4.      NAMES, ADDRESSES, NUMBER OF BOARD OF DIRECTORS/TRUSTESS:

The First Board of Directors/Trustees shall consist of ONE member(s) whose name(s) and address(es) are as follows:

Louie Jurinak             6550 Raleigh Street          Vancouver, BC, Canada V5S 2W8
Name                             Address                          City/State/Zip

5.      PURPOSE:
         (optional – see instructions)

The  purpose  of  the  corporation  shall  be:______________________

6.     OTHER MATTERS:
        (see instructions)

Number of pages attached:     __________

7.      NAMES, ADDRESSES AND SIGNATURES OF INCORPORATORS:
         (attach additional pages if there are more than 2 incorporators)

CSC Services of Nevada, Inc.                   /s/ Norma Kull
Name                                                       Signature

502 East John Street,                         Carson City, NV, 89706
Address                                              City/State/Zip

8.      CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT:

I, CSC Services of Nevada, Inc. hereby accept appointment as Resident Agent for the above named  corporation.

By: /s/ Norma Kull                                                                             1/26/06
Authorized Signature of R.A. On behalf of R.A. Company                 Date

This form must be accompanied by appropriate fees. See attached fee schedule

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